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                                                                   EXHIBIT 10.23

                              AMENDED AND RESTATED
                      ASSIGNMENT OF JOINT VENTURE INTEREST


     This Amended and Restated Assignment of Joint Venture Interest (the "Agreement") is executed this 22nd day of September, 1998 between Sodak Louisiana, L.L.C., a Louisiana limited liability company ("Sodak") and HWCC-Louisiana, Inc., a Louisiana corporation ("HWCC") as assignees (individually "Assignee" and collectively "Assignees"), and New Orleans Paddlewheels, Inc., a Louisiana corporation ("NOP"), and Shreveport Paddlewheels, L.L.C., a Louisiana limited liability company ("SPL"), as assignors (individually "Assignor" and collectively "Assignors").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Assignors collectively own partnership interests in a joint venture named "Queen of New Orleans at the Hilton Joint Venture" ("QNOV") pursuant to a Joint Venture Agreement dated May 20, 1992, as amended January 14, 1994 (the "Original Joint Venture Agreement") and as the same is to be further amended following the assignment effected hereby, in accordance with that certain Amended and Restated Joint Venture Agreement, dated as of July 31, 1998 (as amended), a copy of which is attached hereto as Exhibit "A" ("Amended JV");
                                                    -----------

     WHEREAS, pursuant to the terms and conditions of a Loan and Settlement Agreement, executed as of January 16, 1998, by and between Hilton New Orleans Corporation ("HNOC"), Assignees and Assignors; an Indemnity Agreement, dated January 16, 1998, among the same parties ("Indemnity Agreements"); a Compromise Agreement, dated January 16, 1998, among HNOC, NOP, QNOV, and the City of New Orleans; and a Side Agreement among QNOV and Assignees (the aforesaid Loan and Settlement Agreement, Compromise Agreement, Indemnity Agreement, and Side Agreement are hereinafter collectively referred to as the "Pre-Transfer Documents"), and subject to the approval of the Louisiana Gaming Control Board ("LGCB"), Assignors have agreed to transfer to Assignees all of their respective ownership interest in QNOV other than (a) the interest retained by SPL (or an affiliate thereof) as expressly provided in the Amended JV, which is a 10% interest in Net Realized Value as defined in the Amended JV, and (b) the "Pre-Transfer Assets" as defined in the Indemnity Agreements retained by NOP (such interest that is hereby assigned is hereinafter referred to as the "Assigned Interest");

     WHEREAS, QNOV intends to own and operate a riverboat gaming casino, hotel and related shoreside facilities in Shreveport, Louisiana (the "Complex") as provided for and contemplated under the Amended JV;

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     WHEREAS, the LGCB has approved the transfer contemplated hereby, and
Assignors desire to assign, and each of the Assignees desire to acquire the Assigned Interest; and

     WHEREAS, the Assignees and NOP have entered into an Assignment of Joint Venture Interest dated July 31, 1998 (the "Original Agreement"), and the parties hereto desire to amend and restate the Original Agreement in its entirety as set forth in this Agreement.

     NOW THEREFORE, subject to the terms and conditions of this Agreement and the execution by QNOV of that certain Marine Services Agreement to be entered into between QNOV and SPL or an affiliate of SPL, the form of which is attached as Exhibit I to the Amended and Restated Master Agreement dated as of July 31, 1998 by and among Sodak, HWCC and Assignors (the "Amended Master Agreement"), for the consideration stated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and for which acquittance is granted, each Assignor and each Assignee hereby agree, effective as of the Closing Date as defined in the Amended Master Agreement, intending to be legally bound, as follows:

                                   ARTICLE I
                                   Assignment

     1.1  Assignment of Venture Interest.  Assignors hereby transfer, assign,
          ------------------------------
set over, convey and deliver the Assigned Interest unto the Assignees and their respective successors and assigns, and each Assignee hereby purchases and accepts from the Assignors the Assigned Interest, and Assignees hereby agree, and bind and obligate themselves, to cause QNOV, as the same may now or hereafter be constituted, (a) to pay to SPL (or an affilate thereof) one percent (1%) of any "Complex Net Revenues" (the "Complex Net Revenue Amount") (as used herein, Complex Net Revenues means the gross revenues from casino operations, hotel operations and all other Complex facilities and amenities including without limitation, all revenues and proceeds from business interruption or other loss of income insurance, less promotional allowances and less (i) any gratuities, or service charges added to a customer's bill or statement in lieu of gratuities, which are payable to Complex employees, (ii) an amount equal to all credits or refunds made to customers, guests or patrons, (iii) all sums and credits received in settlement of claims for loss or damage of FF&E or to the physical plant of the Complex, (iv) any and all income from the sale of FF&E and any capital assets, (v) any compensation payments for claims against third parties arising out of or during the course of the operation of the Complex, and
(vi) investment income); (b) to enter into the Marine Services Agreement, a specimen of which is attached hereto as Exhibit "B"; and (c) to assume all Post-
                                        -----------
Transfer Obligations as defined in the Indemnity Agreement. At the option of SPL, payments of the
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Complex Net Revenue Amount may be directed to any entity in which an Assignor has an equity ownership interest.

     1.2    Termination of Payment.  The parties hereto agree and acknowledge
            ----------------------
that SPL shall have no right to receive any further payments of the Complex Net Revenue Amount pursuant to Section 1.1 above immediately upon the occurrence of any event as expressly described in Section 10.7 of the Amended JV, and SPL's right to receive such payments shall thereafter be null, void and of no further legal effect.

     1.3  Ownership of Interest.  Each Assignor hereby represents to each
          ---------------------
Assignee that the Assignors collectively have full title to the Assigned Interest and have the authority to transfer the Assigned Interest to Assignees as provided herein without the approval or consent of any other person or entity other than the LGCB.

     1.4  Deliveries by Assignor at Closing.  Each Assignor hereby delivers to
          ---------------------------------
Assignees: (a) this duly executed Agreement; and (b) agrees to deliver any other document necessary or required to be delivered by such Assignor to Assignees to effect the transactions contemplated by this Agreement.

     1.5  Pre-Transfer Obligations.  Nothing in this Agreement is intended to
          ------------------------
affect each Assignor's continuing obligation with respect to the "Pre-Transfer Obligations" as defined in the Indemnity Agreements.


                                   ARTICLE II
                             Affirmative Covenants

     2.1  Further Assurances.  Each Assignor shall execute and deliver the
          ------------------
Amended JV and any notices and other documents as may be reasonably requested by an Assignee from time to time to (i) reflect the admission of an Assignee as a partner or member in QNOV and (ii) to effect the consummation of the transactions contemplated by this Agreement.

     2.2  Assignee as Partner/Member. Each Assignor and each Assignee hereby
          --------------------------
agree that each Assignee shall become a substituted partner/member of QNOV in place of the Assignors with respect to the Assigned Interest acquired by each Assignee, and that SPL shall remain a member/partner of QNOV under the Amended JV.

     2.3  Distributions in Trust.  To the extent any Assignor receives any
          ----------------------
financial benefits, cash, cash equivalents, revenues, monies, fees, commissions, profits, proceeds, payments or other sums payable in connection with or attributable to the Assigned Interest due and owed for periods after the effective date hereof, the same shall be held in trust for

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the benefit of each Assignee and shall be promptly delivered to each Assignee, without interest, when and as received and in the form received.

                                  ARTICLE III
                                 Miscellaneous

     3.1  Governing Law.  This Agreement is made in and shall be governed by the
          -------------
laws of the State of Louisiana in all respects, including matters of construction, validity, enforcement and performance.

     3.2  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     3.3  Amendments; Waivers.  This Agreement may not be amended nor may any of
          -------------------
its terms be waived except by written instrument signed by the parties hereto.

     3.4  Survival Upon Unenforceability.  In the event any one or more of the
          ------------------------------
provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof.

     3.5  Notices.  All notices, requests, demands and other communications
          -------
required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail with postage prepaid to the address of each party set forth below or by facsimile or other electronic means of communication upon receipt thereof.

     3.6  Supersede.  The parties hereto agree and acknowledge that this
          ---------
Agreement shall supersede, in its entirety, the Original Agreement, and that the Original Agreement shall be null, void and of no further legal effect.

     3.7  Indemnification.  HWCC and Sodak shall cause QNOV to indemnify,
          ---------------
defend and hold harmless SPL and/or NOP from any tax liability either or both parties may incur as a result of HNOC's transfer of its interest in QNOV to NOP and/or SPL except for any tax liability arising from SPL's, or an affiliate's, receipt of the Complex Net Revenue Amount pursuant to Section 1.1 above.


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     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written to be effective as of the Closing Date (as defined in the Amended Master Agreement).

                              ASSIGNORS:

                              NEW ORLEANS PADDLEWHEELS, INC.


                              By:
                                 ---------------------------------
                                    Its
                                       ---------------------------



                              SHREVEPORT PADDLEWHEELS, L.L.C.


                              By:
                                 ---------------------------------
                                    Its
                                       ---------------------------


                              ASSIGNEES:

                              SODAK LOUISIANA, L.L.C.


                              By:
                                 ---------------------------------
                                    Its
                                       ---------------------------


                              HWCC-LOUISIANA, INC.


                              By:
                                 ---------------------------------
                                    Its
                                       ---------------------------

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                                 ACKNOWLEDGMENT



STATE OF ___________________

PARISH/COUNTY OF _________________


     Before me, the undersigned authority, personally came and appeared _________________ known to me to be the person who executed the foregoing instrument and who, being duly sworn, acknowledged and declared in my presence and in the presence of the undersigned witnesses that he is a duly authorized officer of New Orleans Paddlewheels, Inc. and that he did execute the foregoing instrument as the free act and deed of such entity.

     IN WITNESS WHEREOF, the appearers, witnesses and I have hereunder affixed our signatures on the _____ day of September, 1998.


WITNESSES:







                  ___________________________________________
                                 NOTARY PUBLIC

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                                 ACKNOWLEDGMENT



STATE OF ___________________

PARISH/COUNTY OF _________________


     Before me, the undersigned authority, personally came and appeared __________________ known to me to be the person who executed the foregoing instrument and who, being duly sworn, acknowledged and declared in my presence and in the presence of the undersigned witnesses that he is a duly authorized officer of HWCC-Louisiana, Inc. and that he did execute the foregoing instrument as the free act and deed of such entity.

     IN WITNESS WHEREOF, the appearers, witnesses and I have hereunder affixed our signatures on the _____ day of September, 1998.


WITNESSES:







                  ___________________________________________
                                 NOTARY PUBLIC

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                                 ACKNOWLEDGMENT



STATE OF ___________________

PARISH/COUNTY OF _________________


     Before me, the undersigned authority, personally came and appeared __________________ known to me to be the person who executed the foregoing instrument and who, being duly sworn, acknowledged and declared in my presence and in the presence of the undersigned witnesses that he is a duly authorized officer of Sodak Louisiana, L.L.C. and that he did execute the foregoing instrument as the free act and deed of such entity.

     IN WITNESS WHEREOF, the appearers, witnesses and I have hereunder affixed our signatures on the _____ day of September, 1998.


WITNESSES:







                  ___________________________________________
                                 NOTARY PUBLIC

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                                 ACKNOWLEDGMENT



STATE OF ___________________

PARISH/COUNTY OF _________________


     Before me, the undersigned authority, personally came and appeared _________________ known to me to be the person who executed the foregoing instrument and who, being duly sworn, acknowledged and declared in my presence and in the presence of the undersigned witnesses that he is a duly authorized officer of Shreveport Paddlewheels, L.L.C.,. and that he did execute the foregoing instrument as the free act and deed of such entity.

     IN WITNESS WHEREOF, the appearers, witnesses and I have hereunder affixed our signatures on the _____ day of September, 1998.


WITNESSES:







                  ___________________________________________
                                 NOTARY PUBLIC

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